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               SECURITIES AND EXCHANGE COMMISSION

                     Washington, D. C. 20549

                          _____________

                            FORM 8-K

                         CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the

                 Securities Exchange Act of 1934


Date of earliest event
  reported:  February 21, 2001


                         AMR CORPORATION
     (Exact name of registrant as specified in its charter)


       Delaware               1-8400                    75-1825172
(State of Incorporation) ( Commission File Number)     (IRS Employer
                                                     Identification No.)


4333 Amon Carter Blvd.      Fort Worth, Texas            76155
 (Address of principal executive offices)              (Zip Code)


                           (817) 963-1234
                  (Registrant's telephone number)







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Item 9.   Regulation FD Disclosure

AMR Corporation (the "Company") is furnishing herewith certain data regarding its fleet plan, unit costs, capacity, traffic and fuel.





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                            SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        AMR CORPORATION



                                        ___________________
                                        Charles D. MarLett
                                        Corporate Secretary



Dated:  February 21, 2001

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                                     February 21, 2001


     Statements in this report contain various forward-looking statements within the meaning of Section 27A of the Securities
Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which represent the Company's expectations or beliefs concerning future events. When used in this report, the words "expect", "forecast", "anticipates" and similar expressions are intended to identify forward-looking statements. All such statements are based on information available to the Company on the date of this report. The Company undertakes no obligation to update or revise any forward-looking statement, regardless of reason. This discussion includes forecasts of costs per ASM, capacity, traffic, fuel cost and fuel consumption, and operational considerations, each of which is a forward-looking statement. There are a number of factors that could cause actual results to differ materially from our forecasts. Such factors include, but are not limited to, general economic conditions, competitive factors within the airline industry which could affect the demand for air travel, changes in the Company's business strategy and changes in commodity prices. For additional information regarding these and other factors see the Company's filings with the Securities and Exchange Commission, including but not limited to the Company's Form 10-K for the year ended December 31, 1999.


Fleet Plan and Capacity

Attached is a copy of our most recent fleet plan for American
Airlines, which includes expected deliveries and retirements through 2003. Also attached expected capacity changes by region for American for 2001.


Unit Costs


            AMR Consolidated Cost per ASM (in cents)

                       Actual      -------Forecast-----------
                         Jan       Feb       Mar        1Q01
  AMR Cost per ASM      11.43      12.21     11.59      11.75


         American Jet Operations Cost per ASM (in cents)

                        Actual    --------Forecast-----------
                         Jan       Feb       Mar        1Q01

  AA Cost per ASM       10.84     11.62     11.04     11.17

 Capacity, Traffic and Fuel

                               Actual    -------Forecast------------
                                Jan       Feb       Mar        1Q01
  AA Jet Ops:
     Capacity (yr/yr)          +0.8%     -4.7%     -1.0%     -1.6%
     Traffic (yr/yr)           +3.0%     -4.8%     +1.3%      0.0%
     Fuel ($/gal incl. tax)    0.90      0.86      0.81      0.85
     Fuel Consumption (mil)     253       232       265       750

  American Eagle:
     Capacity (yr/yr)         +10.4%       +4%       +6%       +7%
     Traffic (yr/yr)           +5.4%     -1.0%       +0%     +1.5%



First Quarter Statistics. Assuming the estimates above, we expect AA's load factor for 1Q01 to increase 1.0 points from last year to 68.5%.

Fuel. Our first quarter fuel forecast -- including all taxes -- is about 85 cents per gallon, roughly 18% higher than last year.


Please call if you have additional questions.



                                    Michael Thomas
                                    Director, Investor Relations
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AMR Fleet Summary
    YE1999 to
  YE2002/2003*

American Airlines
                  On Hand  ----YOY Change---   ---On Hand---
Aircraft Type     YE 2000  2001   2002   2003 YE 2002 YE 2003
MD11                 7     (4)     (3)            0       0
B777                27      13      5      2     45      47
B767-3ER            49                           49      49
B767-2ER            22                           22      22
A300 ER             10                           10      10
B767-200             8                            8       8
A300 2-Class        25                           25      25
B757               102      16      7           125     125
B737                51      26     27     12    104     116
B727                60     (14)   (26)   (20)    20       0
MD90                 5      (5)                   0       0
MD82/83/87         276     (13)    (4)           259    259
F100                75                           75      75
Total AA Fleet
Inc./(Dec.)                 19      6     (6)    25      19
Total AA Fleet     717     736    742    736    742     736

*Summary includes firm aircraft orders and planned fleet retirements.

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2001 Capacity
Estimates

                       1Q01   2Q01    3Q01   4Q01   2001
MAINLINE SYSTEM       -1.6%   4.2%    4.2%   6.5%   3.3%


DOMESTIC(AA)          -1.7%   4.0%    4.0%   6.5%   3.3%


INTERNATIONAL(AA)     -1.5%   3.0%    3.0%   7.0%   3.0%
  EUROPE               2.0%   3.5%    1.0%   5.0%   3.0%
  PACIFIC             -4.0%  26.0%   26.0%  26.0%  18.0%
  LATIN AMERICA       -3.0%  -1.5%   -1.5%   3.0%  -1.0%

EAGLE                  7.0%   8.0%   11.0%  19.0%  11.0%